UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/06/2005

MD TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-50435

DE	72-1491921
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

620 Florida Street, Suite 200, Baton Rouge, LA 70801
(Address of Principal Executive Offices, Including Zip Code)

225-343-7169
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On July 6, 2005, MD Technologies Inc. issued a press release that is filed herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(c)Exhibits

99.1 Press Release dated July 6, 2005 - MD Technologies Closes $5 Million Public Offering of Debentures

The information in this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in the Current Report shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

MD TECHNOLOGIES INC.

Date: July 06, 2005.	By:	/s/ William D. Eglin
William D. Eglin
Chief Executive Officer

Exhibit Index

Exhibit No.	Description